United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: November 25, 2024

(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.875% Notes due 2027	O27B	New York Stock Exchange
5.000% Notes due 2029	O29B	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
4.875% Notes due 2030	O30B	New York Stock Exchange
5.750% Notes due 2031	O31A	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange
5.125% Notes due 2034	O34	New York Stock Exchange
6.000% Notes due 2039	O39	New York Stock Exchange
5.250% Notes due 2041	O41	New York Stock Exchange
2.500% Notes due 2042	O42	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

5.02        Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Deferred Compensation Plan

On November 25, 2024, Realty Income Corporation (the “Company”) approved the Realty Income Corporation Deferred Compensation Plan (the “Plan”), which shall be effective December 1, 2024. The Plan is a non-qualified deferred compensation plan that allows eligible executives selected by the Company and non-employee members of the Company’s board of directors (“non-employee directors”) to defer receipt of taxable income and thereby defer income taxes and assist in saving for retirement. Under the Plan, each eligible executive, which includes the Company’s named executive officers, and non-employee director is permitted to elect to defer receipt of a portion (up to 75%) of his or her base compensation and up to 100% of his or her bonus, commission, director retainer, equity awards and other compensation. Amounts deferred under the Plan are credited to one or more accounts under the Plan and cash amounts are notionally invested in investments selected by the applicable participant from among those the Plan administrator offers, and the account is credited with the gains or losses from such investment. The Plan is “unfunded,” which means there are no specific assets set aside by the Company in connection with the Plan. Upon the distribution date specified in the Plan (generally a specified date or the date of such participant’s separation from service), the amount in such participant’s account is paid either in a single lump sum or in equal annual installments over a period of up to (x) five years in the event of distributions payable on a specified date or (y) ten years, in the event of distributions payable following a separation from service, in each case, based on the payment election made by the participant at the time the payment was initially deferred.

The above summary of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits

10.1	Realty Income Corporation Deferred Compensation Plan
104	The Form 8-K cover page, formatted in Inline Extensible Business Reporting Language and included as Exhibit 101

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2024	REALTY INCOME CORPORATION

	By:	/s/ Bianca Martinez
Bianca Martinez
Senior Vice President, Associate General Counsel and Assistant Secretary